United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 3, 2017
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
On May 3, 2017, Fidelity National Financial, Inc. (the "Company") issued an earnings release announcing its financial results for the First Quarter of 2017. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the FNF Core and FNFV earnings releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 3, 2017, the Board of Directors of the Company adopted a resolution increasing the size of the Company’s Board of Directors to thirteen, and elected Heather H. Murren to serve on our Board of Directors. Ms. Murren will serve in Class I of our Board of Directors, and her term will expire at the annual meeting of our shareholders to be held in 2018. At this time, Ms. Murren has not been appointed to any committee of our Board.
Ms. Murren is a private investor and a retired Managing Director and group head of Global Securities and Economics at Merrill Lynch, formally retiring in 2002 after more than a decade on Wall Street. In 2002, Ms. Murren founded the nonprofit Nevada Cancer Institute, a cancer research and treatment center, where she served as Chairman and CEO and then as a board member until the institute merged into Roseman University in 2013. She was appointed by Congress to serve on the Financial Crisis Inquiry Commission from 2009 to 2011. The Commission’s findings, “The Financial Crisis Inquiry Report” was listed on the New York Times bestseller list. Ms. Murren was appointed and served as a Commissioner on the White House Commission on Enhancing National Cybersecurity in 2016. The Commissions’ findings were presented to President Obama in December 2016. She serves on the Board of Trustees of the Johns Hopkins University and the Johns Hopkins University Applied Physics Laboratory and formerly served on the board of Mannkind Corporation.
Ms. Murren is not a party to any related party transactions with the Company. She will receive customary compensation paid to our non-employee directors.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release announcing FNF Core First Quarter 2017 Earnings.
99.2	Press release announcing FNFV First Quarter 2017 Earnings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	May 3, 2017	By:	/s/ Anthony J. Park
			Name:	Anthony J. Park
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing FNF Core First Quarter 2017 Earnings.
99.2	Press release announcing FNFV First Quarter 2017 Earnings.